HARDING, LOEVNER FUNDS, INC.

Institutional and Investor Class Shares of the

International Small Companies Portfolio

(the “Fund”)

Supplement dated January 24, 2013
to the
Prospectuses and Summary Prospectuses dated December 31, 2011, as amended January 4, 2012 (“Prospectuses”)
and
Statement of Additional Information
dated December 31, 2011 as amended March 2, 2012 (“SAI”)

Effective after the close of business on January 31, 2013, Robert Cresci will no longer have portfolio management responsibilities with respect to the Fund.  Josephine Lewis and Jafar Rizvi will continue to serve as the Fund’s portfolio managers.

Accordingly, effective February 1, 2013, all references to Mr. Cresci in the Prospectuses and SAI are deleted in their entirety.

Please retain this Supplement for future reference.